UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2006

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-17072                   11-2844247
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
    of Incorporation)              File Number)           Identification Number)


   100 Sweeneydale Avenue, Bayshore, New York                     11706
    (Address of Principal Executive Offices)                    (Zip Code)

                                 (516) 434-1300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry into a Material Definitive Agreement.

     On February 28, 2006, Windswept Environmental Group, Inc. ("Windswept") entered into an Amendment and Fee Waiver Agreement (the "Amendment and Fee Waiver Agreement") with Laurus Master Fund, Ltd. ("Laurus"), pursuant to which Laurus agreed to further amend the terms of the:

   o  amended and restated secured  convertible term note issued by Windswept to
      Laurus  on  October  6,  2005,  in  the  aggregate   principal  amount  of
      $7,350,000,  maturing on June 30, 2008 (the  "Note");

   o option issued by Windswept to Laurus on June 30, 2005 originally to purchase 30,395,179 shares of Windswept's common stock (the "Option");

   o  warrant  issued  by  Windswept  to  Laurus  on June 30,  2005 to  purchase
      13,750,000  shares  of  Windswept's   common  stock  (the  "Warrant");

   o securities purchase agreement between Windswept and Laurus dated as of June 30, 2005 (the "Securities Purchase Agreement"); and

   o registration rights agreement between Windswept and Laurus dated as of June 30, 2005 (the "Registration Rights Agreement").

A copy of the Amendment and Fee Waiver Agreement is attached as Exhibit 10.1 and is incorporated by reference herein.

     Pursuant to an amendment and fee waiver agreement dated as of January 13, 2006 (the "January Amendment") by and between Windswept and Laurus, the terms of the Note, the Option, the Warrant and the Securities Purchase Agreement previously required Windswept to reserve from its authorized and unissued common stock sufficient number of shares to provide for the issuance of shares upon the full conversion and/or exercise of the Note, the Option and the Warrant, as applicable, after the earlier to occur of (a) March 1, 2006 and (b) the date of Windswept's next shareholders' annual meeting (the "Additional Authorization Date"). The Amendment and Fee Waiver Agreement extended the Additional Authorization Date to the earlier to occur of (a) April 1, 2006 and (b) the date of Windswept's next shareholders' annual meeting.

     The Registration Rights Agreement and the January Amendment previously set forth Windswept's obligations to register the shares of common stock underlying the Note, the Option and the Warrant by (a) filing a registration statement on Form S-1 (the "Registration Statement") and (b) having the Registration Statement declared effective by the Securities and Exchange Commission by March 1, 2006. The Registration Rights Agreement and the January Amendment provided that beginning March 2, 2006, Windswept would be required to pay to Laurus the following fees (the "Fees") in the event that the Registration Statement is not effective by March 1, 2006:


   o 1.5% of the principal outstanding on the Note, for the first thirty days, prorated for partial periods, which equals $3,445 per day based upon the $6,890,625 principal amount of the Note currently outstanding; and

   o 2.0% of the principal outstanding on the Note, for each subsequent thirty day period, prorated for partial periods, which currently equals $4,594 per day.

     Pursuant to the Amendment and Fee Waiver Agreement, the date by which the Registration Statement must be declared effective by the Securities and Exchange Commission has been postponed from March 1, 2006 to April 1, 2006. As a result, the date by which any Fees may accrue and become payable has been postponed until April 2, 2006.


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     Windswept  remains  obligated to perform its obligations under the Note, as amended, the Warrant, the Option, the Securities Purchase Agreement and the Registration Rights Agreement, except to the extent modified by the Amendment and Fee Waiver Agreement. A copy of the Amendment and Fee Waiver Agreement is attached as Exhibit 10.01 and is incorporated by reference.



Item 9.01.        Exhibits.

(d)   Exhibits.

10.1. Amendment and Fee Waiver Agreement, dated February 28, 2006.







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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WINDSWEPT ENVIRONMENTAL
                                        GROUP, INC.


                                        By:  /s/Andrew C. Lunetta
                                           ----------------------------------
                                           Andrew C. Lunetta
                                           Chief Financial Officer



Date:  March 2, 2006


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                                 Exhibit Index



10.1.   Amendment and Fee Waiver Agreement, dated February 28, 2006.